EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of                     , 2007, by and among Pro-Pharmaceuticals, Inc., a Nevada corporation (the “Issuer”), [the Persons (as defined below) whose names appear on the signature pages hereto] (the “Holders”).

WHEREAS, pursuant to the terms of a Securities Purchase Agreement, dated on or about the date hereof, by and among the Issuer and the Holders (the “Purchase Agreement”), the Issuer has agreed to issue to the Holders an aggregate of 5,000,000 shares of unregistered Series A preferred stock, par value $0.01 per share, of the Issuer (the “Preferred Shares”), which are convertible into a like number of shares the common stock, $.001 par value per share (the “Common Stock”), on a one-for-one basis of the Issuer (the “Conversion Shares”);

WHEREAS, pursuant to the terms of the Purchase Agreement, the Issuer, as to each Preferred Share purchased thereunder, each Holder will receive (i) a warrant to purchase one share of the Common Stock, par value $0.01 per share, of the Issuer (the “Common Stock”) at a purchase price of $1.50 per share, and (ii) a warrant exercisable to purchase one share of Common Stock at a purchase price of $2.00 per share (collectively, the “Warrants”, and the shares of Common Stock issuable thereunder, the “Warrant Shares”);

WHEREAS, it is a condition to the terms of the transaction contemplated by the Purchase Agreement and the Warrants that the Issuer and the Holders execute this Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions

As used in this Agreement:

(a) “Person” shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization or other entity, and any government, governmental department or agency or political subdivision thereof.

(b) the terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

(c) the term “Registrable Securities” means the Conversion Shares and the Warrant Shares;

(d) “Registration Expenses” shall mean all expenses incurred by the Issuer in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Issuer, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Issuer, which shall be paid in any event by the Issuer);

(e) “SEC” shall mean the Securities and Exchange Commission.

(f) “Securities Act” shall mean the Securities Act of 1933, as amended.

(g) “Selling Expenses” shall mean, with respect to a given Holder, all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities of such Holder and all fees and disbursements of counsel to such Holder.

Section 2. Form S-3

The Issuer shall file, within six (6) months after the closing of the offering contemplated by the Purchase Agreement, a registration statement on Form S-3 with the SEC to register the Registrable Securities, and use commercially reasonable efforts, including filing any amendments to such registration statement in response to comments of the staff of the SEC, to have such registration statement declared effective by the SEC as soon as reasonably possible. Each Holder desiring to register Registrable Securities must timely deliver to the Issuer a duly completed and signed Selling Securityholder Notice and Questionnaire in the form of Annex A hereto.

Section 3. Expenses of Registration

All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Issuer, and any and all Selling Expenses of a given Holder shall be borne by such Holder.

Section 4. Registration Procedures

In the case of each registration effected by the Issuer pursuant to this Agreement, the Issuer will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Issuer will:

(a) if necessary to facilitate the sale of all of the Registrable Securities, keep such registration effective until all Warrant Shares may be resold under Rule 144(k) of the Securities Act; and

(b) furnish such number of prospectuses and other documents incident thereto to a Holder as such Holder from time to time may reasonably request.

Section 5. Indemnification

(a) The Issuer will indemnify each Holder and each of its officers and directors, as applicable, with respect to each registration which has been effected pursuant to this

Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Issuer of the Securities Act or any rule or regulation thereunder applicable to the Issuer and relating to action or inaction required of the Issuer in connection with any such registration, qualification or compliance, and will reimburse each Holder and its directors and officers, as applicable, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Issuer will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Issuer by a Holder or underwriter.

(b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Issuer, each of its directors and officers and each underwriter, if any, of the Issuer’s securities covered by such a registration statement, each person who controls the Issuer or such underwriter, each other stockholder of the Issuer participating in such registration, and each of their respective officers, directors, and partners, and each person controlling such other stockholder, in each case, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Issuer and such other stockholders, directors, officers, members, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Issuer by such Holder.

(c) Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing and subject to Section 5(g) hereof, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by, inter alia, the Holders in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

(f) The foregoing indemnity agreement of the Issuer and the Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(g) Notwithstanding any provision of this Agreement or in any underwriting agreement contemplated hereby, in accordance with Section 17(i) if the Investment Company Act of 1940, as amended, any provision in an underwriting agreement to be entered into in connection with the registration of Shares pursuant to this Agreement which protects or purports to protect the underwriter or underwriters against any liability to the Issuer or its security holders to which such underwriter(s) would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of such underwriter(s) reckless disregard of their obligations and duties under the underwriting agreement shall be expressly made inapplicable to the Issuer.

Section 6. Information by the Holders

Each Holder shall furnish to the Issuer such information regarding such Holder and the distribution proposed by such Holder as the Issuer may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 7. Rule 144 Reporting

With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the Issuer agrees to:

(a) make and keep public information available as those terms are understood and defined in Rule 144 at all times;

(b) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder upon request a written statement by the Issuer as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Issuer, and such other reports and documents so filed as such Holder may reasonably request and as is necessary for such Holder to avail itself of any rule or regulation of the SEC allowing such Holder to sell any of such securities without registration.

Section 8. Market Stand-off Agreement

Each Holder agrees, if requested by the Issuer and an underwriter of the Common Stock (or other securities) of the Issuer, not to sell or otherwise transfer or dispose of any Common Stock (or other securities of the Issuer) held by the Holder during the 90-day period following the effective date of a registration statement of the Issuer filed under the Securities Act; provided, however, that the Issuer shall not make such a request unless all similarly situated selling securityholders (regardless of the number of shares owned) are to be restricted in the same manner (including duration and nature of transfer restrictions) without discrimination and the Issuer accompanies such request with an officer’s certificate identifying the other securityholders to be bound by such an agreement. If requested by the underwriters, each such Holder shall execute a separate agreement to the foregoing effect. The Issuer may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 90-day period. The provisions of this Section 8 shall be binding upon any transferee who acquires Registrable Securities, whether or not such transferee is entitled to the registration rights provided hereunder.

Section 9. Miscellaneous

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachustts applicable to contracts made and to be performed entirely within such State without regard to principles of conflicts of law.

(b) Paragraph and Section Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

(c) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent to the recipient by telecopy (receipt electronically confirmed by sender’s telecopy machine) if during normal business hours of the recipient, otherwise on the next business day, (iii) one business day after the date when sent to the recipient by reputable express courier service (charges prepaid), or (iv) seven business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Holders and to the Issuer at the addresses indicated below:

If to a Holder:	To the address of such Holder set forth on
the signature pages to this agreement.

If to the Issuer:	Pro-Pharmaceuticals, Inc.
7 Wells Avenue
Newton, Massachusetts 02459
Attn: Anthony D. Squeglia, Chief Financial Officer
Fax.: (617) 928-3450

With a copy to: (which shall not constitute notice)	Greenberg Traurig, LLP
1 International Place
Boston, MA 02110
Attention: Jonathan C. Guest, Esq.
Fax.: (617) 897-0966

or to such other address as a party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section.

(d) Amendments. The terms, provisions and conditions of this Agreement may not be changed, modified or amended in any manner except by an instrument in writing duly executed by each of the parties hereto.

(e) Assignment. Neither this Agreement nor any of the rights, duties, or obligations of any party hereunder may be assigned or delegated (by operation of law or otherwise) by either party hereto except with the prior written consent of the other party hereto;

provided, however, that a Holder may assign or delegate its rights, duties and obligations hereunder to any transferee of such Holder’s Registrable Securities who agrees in writing to become bound by the terms and conditions of this Agreement, so long as such assignment or delegation is not in violation of any applicable law or regulation.

(f) Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by any one or more parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate but one and the same instrument.

(g) Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Registration Rights Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above mentioned.

ISSUER:	PRO-PHARMACEUTICALS, INC.

By:
	Name:	Anthony D. Squeglia
	Title:	Chief Financial Officer

HOLDERS:
Address for Notices:

By:
Name:
Title:

Registration Rights Agreement

EXHIBIT 10.2

EXHIBIT A

Holder	Shares

EXHIBIT 10.2

Annex A

PRO-PHARMACEUTICALS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of Series A Convertible Preferred Stock, par value $0.01 per share (the “Common Stock”), of Pro-Pharmaceuticals, Inc., a Nevada corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form [S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ❑ No ❑

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ❑ No ❑

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ❑ No ❑

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ❑ No ❑

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Anthony Squeglia

Chief Financial Officer

Pro-Pharmaceuticals, Inc.

7 Wells Avenue

Newton, MA 02459

Fax: 617-928-3450